                                                                    Exhibit 10.2


                              RIGHTSTART.COM INC.
                          INVESTORS' RIGHTS AGREEMENT

     This Investors' Rights Agreement (this "Agreement") is made and entered
                                             ---------
into as of the 9th day of July, 1999 by and among RightStart.com Inc., a Delaware corporation (the "Company"), Sierra Ventures VII, L.P., a California
                           -------
limited partnership ("Sierra LP"), Sierra Ventures Associates VII, L.L.C., a
                      ---------
California limited liability company ("Sierra LLC"), Robert Simon, an individual
                                       ----------
("Simon"), Ajit Shah, an individual ("Shah"), Palomar Ventures I, L.P., a
  -----                               ----
Delaware limited partnership ("Palomar"), and The Right Start, Inc., a
                               -------
California corporation ("Parent").
                         ------

                                    Recitals

     WHEREAS, each of the members of the Sierra Group (as defined below), Palomar and the Company are parties to the Series A Preferred Stock Purchase Agreement dated as of even date herewith (the "Purchase Agreement");
                                               ------------------

     WHEREAS, Parent owns shares of the Company's Common Stock; and

     WHEREAS, certain of the Company's and the obligations of the Principal Stockholders (as defined below) under the Purchase Agreement are conditioned upon the execution and delivery by the Principal Stockholders and the Company of this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto further agree as follows:

1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:

1.1        "Affiliate" of any party means any person (or group of persons) who
            ---------
effectively controls, is effectively controlled by or is under common control with such party.

1.2        "Closing" shall mean the date of the initial sale of shares of the
            -------
Company's Series A Preferred Stock.

1.3        "Commission" shall mean the Securities and Exchange Commission or any
            ----------
other federal agency at the time administering the Securities Act.

1.4        "Common Stock" shall mean the common stock of the Company, $.01 par
            ------------
value per share.

1.5        "Conversion Shares" shall mean the Common Stock issued upon
            -----------------
conversion of the Series A Preferred Stock.

1.6        "Exchange Act" shall mean the Securities Exchange Act of 1934, as
            ------------
amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

1.7        "Holder" shall mean any of the Principal Stockholders so long as it
            ------
holds any Series A Preferred Stock, Conversion Shares or Common Stock and any holder of Series A Preferred Stock or Common Stock who acquired such Securities from a Principal Stockholder pursuant to the terms of this Agreement.

1.8        "Other Stockholders" shall mean persons other than Holders who, by
            ------------------
virtue of "Other Stockholders" shall mean persons other than Holders who, by
           ------------------
virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

1.9       "Preferred Stock" shall mean the Company's outstanding Series A
           ----------------
Preferred Stock and any other class or series of preferred stock of the Company in existence on the date hereof or subsequently issued by the Company.

1.10      "Principal Stockholders" shall mean each of Parent, Palomar and the
           ----------------------
Sierra Group.

1.11      "Registrable Securities" shall mean (i) Conversion Shares and (ii) any
           ----------------------
Common Stock (whether issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Conversion Shares or otherwise) held by a Holder granted or receiving registration rights under Section 3 of this
                                                           ---------
Agreement; provided, however, that Registrable Securities shall not include any
           --------  -------
shares of Common Stock which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

1.12      The terms "register," "registered" and "registration" shall refer to a
                     --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

1.13      "Registration Expenses" shall mean all expenses incurred in effecting
           ---------------------
any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of counsel for the Holders.

1.14      "Rule 144" shall mean Rule 144 as promulgated by the Commission under
           --------
the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

1.15      "Rule 415" shall mean Rule 415 as promulgated by the Commission under
           --------
the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

1.16      "Securities" shall mean shares of the Company's Common Stock and
           ----------
Preferred Stock (or warrants or other securities convertible into Common Stock or Preferred Stock) now owned or subsequently acquired.

1.17      "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

1.18      "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of special counsel to the selling stockholder.

1.19      "Series A Preferred Stock" shall mean the Company's Series A
           ------------------------
Convertible Preferred Stock, par value $.01 per share.

1.20      "Sierra Group" shall mean the group comprised of Sierra LP, Sierra
           ------------
LLC, Simon and Shah.

2.  RESTRICTIONS ON TRANSFER.

2.1       Right of First Refusal.

(a)  Transfer by a Principal Stockholder.

(i)          Subject to Section 2.1(b) below, if any of the Principal
                        --------------
Stockholders (or their respective Affiliates to whom Securities have been transferred) propose to sell or transfer any Securities in one or more related transactions which will result in the transfer of any Securities by such Principal Stockholder or its Affiliate, as applicable, then such Principal Stockholder or Affiliate of such Principal Stockholder proposing to transfer Securities, as the case may be (a "Selling Stockholder") shall promptly give
                                   -------------------
written notice ("Notice") to the other Principal Stockholders at least twenty
                 ------
(20) days prior to the closing of such sale or transfer. The Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number and type of Securities to be sold or transferred (the "Notice Shares"), the nature of such sale or transfer, the consideration to be
 -------------
paid, the requested method of payment and the name and address of each prospective purchaser or transferee. In the event that the sale or transfer is being made pursuant to the provisions of Section 2.1(b) hereof, the Notice shall
                                         --------------
state under which paragraph and subparagraph the sale or transfer is being made.

(ii) Each of the non-transferring Principal Stockholders, or their respective Affiliates acting on their behalf, shall have the right, exercisable upon written notice to such Selling Stockholder within ten (10) days after receipt of the Notice, to purchase a pro rata share (based on the number of Registrable Securities then held by the non-transferring Principal Stockholders) of such proposed transfer and if either of the two other non-transferring Principal Stockholders elects not to purchase all of its pro rata portion, the other eligible purchaser shall be entitled to all of the remaining shares, in each case on the same terms and conditions specified in the Notice.

(iii) If the non-transferring Principal Stockholders elect to so purchase all or a portion of the Notice Shares, such Principal Stockholders, or their respective Affiliates acting on their behalf (the "Purchasing Stockholders")
                                                   -----------------------
shall purchase the Notice Shares by delivering the consideration to be paid for the Notice Shares to the Selling Stockholder pursuant to the payment method specified in the Notice on a date mutually agreed to by the parties.

     (iv) Simultaneously upon receipt of the consideration specified in the Notice and delivered pursuant to the foregoing paragraph (a)(iii) of this
                                               ------------------
Section 2.1, the Selling Stockholder shall deliver to the Purchasing
-----------
Stockholder(s) a stock certificate or certificates representing the Notice Shares in consummation of the sale of such shares pursuant to the terms and conditions specified in the Notice.

     (v) The exercise or non-exercise of the rights of any Principal Stockholder hereunder (or their respective Affiliates acting on their behalf) to participate as a purchaser in one or more sales of Securities made by a Principal Stockholder (or its Affiliates) shall not adversely affect their rights to participate as purchasers in subsequent sales of Securities subject to paragraph (a)(i) of Section 2.1.
----------------    -----------

     (vi) If the Principal Stockholders do not elect to participate in the purchase of the Notice Shares (or purchase only a portion of the Notice Shares), then the Selling Stockholder may, not later than sixty (60) days following delivery to the other Principal Stockholder(s), enter into an agreement providing for the closing of the transfer of the remaining Notice Shares within sixty (60) days of such agreement on terms and conditions not more favorable to the transferor than those described in the Notice, subject to the provisions of
Section 2.2 below. Any proposed transfer on terms and conditions more favorable
-----------
than those described in the Notice, as well as any subsequent proposed transfer of any additional Securities by a Principal Stockholder or its Affiliate, shall again be subject to the rights of the other Principal Stockholders (and their respective Affiliates) set forth herein and shall require compliance with the procedures described in this Section 2.1(a).
                             --------------

(b)  Exempt Transfers.

     (i)  Notwithstanding the foregoing, the provisions of paragraphs (a)(i)
                                                           -----------------
through (a)(vi) of Section 2.1 shall not apply to (A) any pledge of
        -------    -----------
Securities made pursuant to a bona fide loan transaction that creates a mere security interest, (B) any transfer to an Affiliate of transferor; provided that
                                                                   --------
(1) the Selling Stockholder shall inform the other Principal Stockholders of such pledge or transfer prior to effecting it and (2) the pledgee or transferee shall furnish the other Principal Stockholders with a written agreement to be bound by and comply with all provisions of Section 2.1(a), or (C) the transfer
                                           --------------
by Parent to Guidance Solutions, Inc. (or its affiliate) of up to 288,333 shares of Common Stock. Such pledged or transferred Securities under subsections (A) or
(B) above shall remain "Securities" hereunder, and such pledgee or transferee under subsections (A) or (B) shall be treated as a "Principal Stockholder" for purposes of this Agreement; provided, however, that Securities transferred pursuant to subsection (C) above shall no longer be subject to this Agreement upon transfer.

     (ii)  Notwithstanding the foregoing, the provisions of Section 2.1(a) shall
                                                            --------------
not apply to the sale of any Securities (A) to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"); or (B) to the Company.

     (c) Prohibited Transfers. Any attempt by a Selling Stockholder to transfer Securities in violation of Section 2.1(a) hereof shall be void and the
                                    --------------
Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of the non-transferring Principal Stockholders (or their respective Affiliates acting on their behalf).

     (d)  Legend.

          (i) Each certificate representing Securities now or hereafter owned by the Principal Stockholders or issued to any person in connection with a transfer pursuant to paragraph (a) of Section 2.1 hereof shall be endorsed
                          -------------    -----------
     with the following legend:

          "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTORS' RIGHTS AGREEMENT BY AND BETWEEN THE COMPANY AND CERTAIN HOLDERS OF STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

          (ii) Each Principal Stockholder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in paragraph
                                                                   ---------
     (d)(i) of this Section 2.1 to enforce the provisions of this Agreement and
     ------         -----------
     the Company agrees promptly to do so. The legend shall be removed upon termination of this Agreement.


     (e)  Amendment of Section 2.1.  Any provision of this Section 2.1 may be
                       -----------                         -----------
amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of the Principal Stockholders adversely affected by such amendment or waiver. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the applicable parties, and such parties' successors and assigns.

     (f)  Term.  The rights and obligations set forth in this Section 2.1 shall
                                                              -----------
terminate upon the earlier of (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company's Common Stock, and
(ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of a merger or consolidation resulting in the exchange of the outstanding shares of the Company's capital stock for securities or consideration issued, or caused to be issued, by the acquiring entity or its subsidiary.

     (g)  Ownership.  For purposes of this Section 2.1, each Principal
                                           -----------
Stockholder represents and warrants to the other Principal Stockholders, that such Principal Stockholder is the sole legal and beneficial owner of the shares of stock subject to this Section 2.1 and that no other person has any interest
                         -----------
(other than a community property interest) in such shares, other than the interest of the Parent's senior secured lender in the Securities held by Parent and the individual interests of the members of the Sierra Group in the Securities held by the Sierra Group.

2.2 General Restrictions on Transfer. Each Holder agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 2.2, and provided that:
     -----------

(a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) (i) Such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

(c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder (i) which is a partnership to its partners or retired partners in accordance with partnership interests or to a partnership under common control with such Holder, (ii) which is a corporation to its shareholders in accordance with their interest in the corporation, (iii) which is a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (iv) to such Holder's family member or trust for the benefit of an individual Holder, provided the aforementioned transferees
                                         --------
will be subject to the terms of this Section 2.2 to the same extent as if such
                                     -----------
transferee were an original Holder hereunder.

2.3          Legends.

(a) Each certificate representing Securities shall (unless otherwise permitted by the provisions of this Agreement) be imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE cOMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

(b) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel at such Holder's expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

3.  REGISTRATION RIGHTS.

3.1          Demand Registration.

(a) If the Company shall receive at any time after June 1, 2002 (so long as such request is not within 180 days after the effective date of a registration statement filed by the Company covering an underwritten offering of any of its securities to the general public) a written request from one or more Principal Stockholders that the Company file a registration statement registering (x) Registrable Securities constituting at least twenty percent (20%) of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock originally issued to the Principal Stockholders under the Purchase Agreement, or
(y) any amount of Registrable Securities if the aggregate offering price for the registration, net of underwriting discounts and commissions, would exceed $5,000,000, then the Company will:

(i) promptly give written notice of the proposed registration to all other Holders holding Registrable Securities; and

(ii) as soon as practicable, use its best efforts to effect such registration, on Form S-3 or successor form replacing Form S-3, if practicable, (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request (as permitted hereunder) as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered.

     Notwithstanding the foregoing provisions, the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 3 if:
                 ---------

(A) in any particular jurisdiction, the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance (unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act);

(B)          the Company has initiated two registrations pursuant to
Section 3.1(a) (counting for these purposes only (1) registrations which have
--------------
been declared or ordered effective and pursuant to which securities have been sold and (2) registrations which have been withdrawn by the initiating Holders as to which the Holders have not paid the Registration Expenses pursuant to
Section 3.3 hereof and were required to bear such expenses);
-----------

(C) such request for registration is made during the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company
                                                     --------
is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(b) Subject to the foregoing clauses (A) through (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Principal Stockholders (or their respective permitted Affiliate transferees), as the case may be; provided, however, that if (i) in the good
                                  --------  -------
faith judgment of the Board of Directors of the Company (the "Board of
                                                              --------
Directors"), such registration would be seriously detrimental to the Company
---------
and the Board of Directors concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing (except as provided in clause (C) above) for a period of not more than one hundred twenty (120) days after receipt of the request of the initiating Principal Stockholder(s) (or their permitted Affiliate transferees), as the case may be, and, provided further, that the Company shall not defer its
                         -------- -------
obligation in this manner more than once in any twelve-month period.

     The registration statement filed pursuant to the request of the initiating Principal Stockholder(s) (or their respective permitted Affiliate transferees) may, subject to the provisions of Sections 3.1(d) and 3.11 hereof, include other
                                  ---------------     ----
securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

(c)  Underwriting.  The right of any Holder to registration pursuant to
Section 3.1 shall be conditioned upon such Holder's participation in such
-----------
underwriting, the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein and such other restrictions as may be reasonably imposed by the underwriter. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

(d) Procedures. The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the initiating Holder(s), which underwriters are reasonably acceptable to the Company. If the Company shall request inclusion in any registration pursuant to Section 3.1 of securities being sold for its own
                         -----------
account, or if other persons shall request inclusion in any registration pursuant to Section 3.1, the initiating Holder(s) shall, on behalf of all
            -----------
Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this
Section 3 (including Section 3.10). Notwithstanding any other provision of
---------            ------------
this Section 3.1, if the representative of the underwriters advises the
     -----------
initiating Holder(s) in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 3.11
                                                                    ------------
hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the initiating Holder(s). The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration.

If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 3.1(d), then the Company shall offer to all
                         --------------
Holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with
Section 3.11.
------------

3.2          Registration on Form S-3; Shelf Registration.

(a) After the Company has qualified for the use of Form S-3, in addition to the rights contained in Sections 3.1 and 3.3 hereof, the Holders of Registrable
                    --------------------
Securities who hold in excess of two percent (2%) of the then outstanding Common Stock of the Company shall have the right to request registrations on Form S-3 on a continuous or delayed basis pursuant to Rule 415 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the Company shall not be obligated
                    --------  -------
to effect any such registration (i) if the Holders propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000, (ii) in the circumstances described in clauses (A) and (C) of Section 3.1(a), (iii) if the Company shall furnish the
-------------------------------------
certification described in paragraph 1.3(b) (but subject to the limitations set
                           ----------------
forth therein), (iv) if, in a given twelve-month period, the Company has effected one (1) such registration in such period or (v) if it is to be effected more than five (5) years after the Company's initial public offering.

(b)  If a request complying with the requirements of Section 3.2(a) hereof is
                                                     --------------
delivered to the Company, the provisions of Sections 3.1(a)(i) and Section
                                            ------------------     -------
3.1(b) hereof shall apply to such registration.  If the registration is for
------
an underwritten offering, the provisions of Sections 3.1(c) and 3.1(d) hereof
                                            --------------------------
shall apply to such registration.

3.3          Piggyback Registration.

(a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than a registration relating solely to employee benefit plans, or a registration relating to a corporate reorganization or other transaction on Form S-4, or a registration on any registration form that does not permit secondary sales), the Company will:

(i)  promptly give to each Holder written notice thereof; and

(ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in
Section 3.3(b) below, and in any underwriting involved therein, all the
--------------
Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within ten (10) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to
Section 3.3(a)(i). In such event, the right of any Holder to registration
-----------------
pursuant to this Section 3.3 shall be conditioned upon such Holder's
                 -----------
participation in such underwriting, the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein and such other restrictions as may be reasonably imposed by the underwriter and the Company. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

     Notwithstanding any other provision of this Section 3.3, if the
                                                 -----------
representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten or the Company's Board of Directors reasonably determines that the number of shares proposed to be registered must be reduced in view of then existing market conditions, the Company shall be required to include in the offering only that number of Registrable Securities that the Board of Directors determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of Registrable Securities (to be determined assuming full conversion of all securities convertible into Registrable Securities at such time) entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to be such selling Holders), but in no event shall the amount of Registrable Securities of the selling Holders included in such offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities (in which case, the selling Holders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included in such offering). If any person does not agree to the terms of any such underwriting, he or she shall be excluded therefrom by written notice from the Company or the underwriter.
Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 3.11 hereof.
     ------------

3.4 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 3.1, 3.2 or 3.3 hereof shall be borne by the Company; provided,
------------------------                                       --------
however, that if the Holders bear the Registration Expenses for any
-------
registration proceeding begun pursuant to Section 3.1 and subsequently
                                          -----------
withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to
Section 3.1 hereof.  Furthermore, in the event that a withdrawal by the
-----------
Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 3.1, such registration shall not be
                                     -----------
treated as a counted registration for purposes of Section 3.1 hereof, even
                                                  -----------
though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the Holders of such securities.

3.5 Registration Procedures. In the case of each registration effected by the Company pursuant to this Section 3, the Company will keep each
                                         ---------
Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

(a) Keep such registration effective for a period of ninety (90) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided,
                                                                 --------
however, that (i) such 90-day period shall be extended for a period of time
-------
equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 90-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, however in no event longer than one year from the effective date of the registration statement and provided that Rule 415, or any
                                       --------
successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the
                      ----------------
Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects
                       ----------------
facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(d) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed, if any;

(e) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(f) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 3.1 hereof, the Company will enter into an
                            -----------
an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock.

3.6          Indemnification.

(a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this
Section 3, against all expenses, claims, losses, damages, and liabilities (or
---------
actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, as incurred, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; provided, however, that the Company
                                           -----------------
will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter. It is agreed that the indemnity agreement contained in this Section 3.6(a) shall not apply to amounts paid in settlement of any such
     --------------
loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each Other Stockholder, and each of their officers, directors, and partners, and each person controlling such Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons, as incurred, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder; provided, however, that the obligations of such Holder hereunder shall not apply
--------  -------
to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided further that in no event shall any indemnity under this
               -------- -------
Section 3.6(b) exceed the net proceeds from the offering received by such
--------------
Holder.

(c)  Each party entitled to indemnification under this Section 3.6 (the
                                                       -----------
"Indemnified Party") shall give notice to the party required to provide
------------------
indemnification (the "Indemnifying Party") promptly after such Indemnified
                      ------------------
Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying
                                --------
Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any
                                     ----------------
Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3, to the extent such
                                                 ---------
failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)  If the indemnification provided for in this Section 3.6 is held by a court
                                                 -----------
of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control and the foregoing Section 3.6 shall have no further force and effect.
                          -----------

3.7 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 3.
                                                 ---------

3.8 Transfer or Assignment of Registration Rights. Prior to the Company's initial public offering of its Common Stock, a Principal Stockholder's right to cause the Company to register Registrable Securities pursuant to
Section 3.1 shall not be transferrable except to its respective Affiliates. The
-----------
rights to cause the Company to register a Holder's Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like) granted under Section 3.1
                                                                   -----------
(only after the Company's initial public offering of its Common Stock) and under
Section 3.2 or 3.3 may be transferred or assigned (a) to a transferee or
------------------
assignee (in accordance with Section 2 hereof) who acquires at least twenty
                             ---------
percent (20%) of such Holder's Securities, (b) to a transferee or assignee who acquires at least two percent (2%) of the Company's Common Stock from a Holder, which assignee or transferee is acceptable to the Company (which acceptance shall not be unreasonably withheld), (c) to partners or retired partners of the such Holder in accordance with their partnership interests, or (d) to another affiliate of Holder, which assignee or transferee is acceptable to the Company (which acceptance shall not be unreasonably withheld); provided that the Company
                                                       --------
is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the proposed transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided further,
                                                           ----------------
that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Section 3.
                                      ---------

3.9 "Lock-Up" Agreement. If requested by the Company or any representative of an underwriter of Common Stock (or other securities) of the Company following an initial public offering, each of the holders of the Securities shall not sell or otherwise transfer or dispose of any Common Stock or other securities of the Company held by such holders (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act. If requested by the Company or any representative of an underwriter of Common Stock (or other securities) of the Company following the first public offering of the Company after the Company's initial public offering, each of the holders of the Securities shall not sell or otherwise transfer or dispose of any Common Stock or other securities of the Company held by such holders (other than those included in the registration) during the ninety (90) day period following the effective date of a registration statement of the Company filed under the Securities Act. The obligations described in this
Section 3.10 shall not apply to a registration relating solely to employee
------------
benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such lock-up periods.

3.10 Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of preferred stock of the Company)
with registration rights (the "Other Shares") requested to be included in a
                               ------------
registration on behalf of the Holders or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling stockholders, assuming conversion; provided, however, that such allocation shall
                                   --------  -------
not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, in which case the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and other selling stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated.

3.11 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.
                       ---------

3.12 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 3.1,
                                                                  ------------
3.2 or 3.3 shall terminate on the closing of the first Company-initiated
----------
registered public offering of Common Stock of the Company, if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, or the earlier of (i) such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, and (ii) five (5) years after the closing of the first Company-initiated registered public offering.

4.  COVENANTS OF THE COMPANY.

     The Company hereby covenants and agrees as follows:

4.1          Basic Financial Information

(a) Upon request, the Company will furnish the following reports to a Holder so long as such Holder owns at least 300,000 shares of the Series A Preferred Stock, or such number of shares of Common Stock issued upon conversion of 300,000 or more shares of the Series A Preferred Stock, or any combination thereof (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like):
(i) monthly financial statements as soon as practicable at the end of each month and (ii) a summary of the financial plan of the Company for each fiscal year as soon as practicable after the end of each fiscal year; provided, however, that
                                                       --------  -------
the obligation of the Company to furnish such monthly financial statements and annual financial plan shall terminate upon a firmly underwritten public offering of the Common Stock of the Company.

(b) Upon request, the Company will furnish, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, to a Holder if it holds at least 150,000 of the outstanding shares of Series A Preferred Stock, or shares of common stock issued upon conversion thereof, or any combination thereof (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like), annual and quarterly financial statements for such period (including a balance sheet of the Company as of the end of such period and statements of income and cash flows of the Company for such period), prepared in accordance with generally accepted accounting principles consistently applied, subject to changes resulting from normal year-end audit adjustments, and except that such financial statements need not contain the notes required by generally accepted accounting principles. Annual financial statements of the Company provided to a Holder under this paragraph shall be certified by independent public accountants of recognized national standing selected by the Company.

4.2          Additional Information and Rights.

(a) The Company will permit any Holder, so long as such Holder owns at least 300,000 shares of the Series A Preferred Stock, or such number of shares of Common Stock issued upon conversion of 300,000 or more shares of the Series A Preferred Stock, or any combination thereof (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like) and each Holder which represents that it is a "venture capital operating company" for purposes of Department of Labor Regulation Section 2510.3-101, who requests them (a "Significant Holder")
                                                           ------------------
(or a representative of any Significant Holder) to visit and inspect any of the properties of the Company, including its books of account and other records, and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as any such person may reasonably request.

(b)  The provisions of Section 4.1 and this Section 4.2 shall not be in
                       -----------          -----------
limitation of any rights which any Holder or Significant Holder may have with respect to the books and records of the Company and its subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.

(c) Anything in this Agreement to the contrary notwithstanding, no Holder by reason of this agreement shall have access to any trade secrets or classified information of the Company. Each Holder hereby agrees to hold in confidence and trust and not to misuse or disclose any confidential information provided pursuant to this Section 4.2. The Company shall not be required to comply with
                 -----------
this Section 4.2 in respect of any Holder whom the Company reasonably determines
     -----------
to be a competitor or an officer, employee, director or greater than ten percent (10%) stockholder of a competitor.

(d) From the date the Company becomes subject to the reporting requirements of the Exchange Act (which shall include any successor federal statute), the Company's obligation to provide financial information required pursuant to Sections 4.1 and 4.2 hereof
                                                   ------------     ---
shall automatically terminate.

(e) Each Holder who represents to the Company that it is a "venture capital operating company" for purposes of Department of Labor Regulation Section 2510.3-101 shall, in addition, have the right to consult with and advise the officers of the Company as to the management of the Company.

4.3          Right to Purchase New Securities.  The Company hereby grants (a)
to each Principal Stockholder (other than Palomar) and its Affiliates who collectively own at least 1,333,333 shares of Series A Preferred Stock, or an equivalent number of shares of Common Stock that would be issued upon conversion of 1,333,333 or more shares of the Series A Preferred Stock, or any combination thereof (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like) and (b) to Palomar and its Affiliates if they collectively own at least 333,333 shares of Series A Preferred Stock, or an equivalent number of shares of Common Stock that would be issued upon conversion of 333,333 or more shares of the Series A Preferred Stock, or any combination thereof (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like), a right to purchase a pro rata share of New Securities (as defined in this Section 4.3) which the Company may,
                                            -----------
from time to time, propose to sell and issue. A Principal Holder's pro rata share, for purposes of this right, is the ratio of the number of shares of Common Stock (taken together with Common Stock underlying Series A Preferred Stock) owned by such Principal Holder (and its Affiliates) immediately prior to the issuance of the New Securities, to the total number of shares of Common Stock (taken together with Common Stock underlying Series A Preferred Stock) held by all Holders immediately prior to the issuance of New Securities. Each eligible Principal Holder shall have a right of over-allotment such that if any Principal Holder (or its Affiliates acting on its behalf) fails to exercise its right hereunder to purchase its pro rata share of New Securities, the other eligible Principal Holders (and their respective Affiliates) may purchase the non-purchasing Holder's portion on a pro rata basis within five (5) days from the date such non-purchasing Principal Holder (or Affiliate) fails to exercise its right hereunder to purchase its pro rata share of New Securities. This right shall be subject to the following provisions:

(a)  "New Securities" shall mean any capital stock (including Common Stock
      --------------
and/or preferred stock) of the Company whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not include (i) securities purchased under the Purchase Agreement; (ii) securities issued upon conversion of the Series A Preferred Stock; (iii) securities issued in connection with a merger, acquisition, reorganization or other similar transaction undertaken by the Company; (iv) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features including warrants, options or other rights to purchase capital stock and are not convertible into capital stock of the Company; (v) securities issued to employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase stock bonus plan, warrant, agreement or arrangement approved by the Board of Directors; (vi) securities issued to vendors or customers or to other persons in similar commercial situations with the Company if such issuance is approved by the Board of Directors and such issuance is undertaken for purposes primarily other than equity financing; (vii) securities issued in connection with obtaining lease financing, whether issued to a lessor, guarantor or other person and such issuance is undertaken for purposes primarily other than equity financing; (viii) securities issued in connection with any stock split, stock dividend or recapitalization of the Company; (ix) securities issued in connection with corporate partnering transactions on terms approved by the Board of Directors and such issuance is undertaken for purposes primarily other than equity financing; and (x) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to subsections (i) through (ix) above.

(b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each eligible Principal Holder written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each eligible Principal Holder (or its Affiliate) shall have ten (10) days after any such notice is mailed or delivered to agree to purchase such Principal Holder's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

(c) In the event the eligible Principal Holders (or their Affiliates) fail to exercise fully the right within said ten (10) day period and after the expiration of the 5-day period for the exercise of the over-allotment provisions of this Section 4.3, the Company shall have sixty (60) days thereafter to sell
        -----------
or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities respecting which the Principal Holders' (or their Affiliates') right option set forth in this Section 4.3 was not
                                                      -----------
exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to eligible Principal Holders pursuant to
Section 4.3(b). In the event the Company has not sold within such sixty (60) day
--------------
period or entered into an agreement to sell the New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the eligible Principal Holders (and their Affiliates) in the manner provided in Section 4.3(b) above.
                                      --------------

(d)  The right set forth in this Section 4.3 may not be assigned or transferred
                                 -----------
(except as otherwise expressly permitted above in this Section).

4.4          Termination of Covenants.  The covenants set forth in this
Section 4 shall terminate and be of no further force and effect after the
---------
consummation of the Company's first firm commitment underwritten public offering registered under the Securities Act.

5.  COVENANTS OF THE PRINCIPAL STOCKHOLDERS.


5.1 Operating Committee. Until such time as the Company employs a full-time Chief Executive Officer, each of the members of the Sierra Group and Parent agree to use its best efforts to cause its director nominees to vote in favor of creating an operating committee (the "Operating Committee") of the
                                               -------------------
Board of Directors of the Company comprised of one representative appointed by Parent, who shall be Jerry R. Welch, and one representative of the Sierra Group, who shall be David Schwab. The Operating Committee shall approve in advance all expenditures of the Company in excess of ten thousand dollars ($10,000) if such expenditures are not in the ordinary course of business of the Company. Upon employment by the Company of a full-time Chief Executive Officer, the Operating Committee shall be dissolved.

5.2 Exclusive On-Line E-Commerce Provider. Parent hereby covenants to the Sierra Group and Palomar that the Company will be the Parent's exclusive channel of on-line sales of products for children under age 12 over the Internet, so long as the Sierra Group continues to hold at least 500,000 shares of the Company's Series A Preferred Stock or shares of Common Stock issued on conversion thereof (or any combination thereof) or Palomar continues to hold at least 300,000 shares of the Company's Series A Preferred Stock or shares of Common Stock issued on conversion thereof (or any combination thereof).

5.3          Board of Directors.

(a) So long as a Holder holds at least 67 percent of the Series A Preferred Stock (or Common Stock issued upon conversion thereof), such Holder shall be entitled to designate two (2) members to the Company's Board of Directors. So long as a Holder holds at least 67 percent of the Series A Preferred Stock (or Common Stock issued upon conversion thereof), such Holder shall also be entitled (along with Parent) to propose additional members of the Company's Board of Directors, two (2) of which proposed members shall be appointed to the Company's Board of Directors by mutual agreement between the Parent and such Holder. If a Holder of the Series A Preferred Stock (or Common Stock issued upon conversion thereof) holds less than 67 percent but more than 33 percent of the Series A Preferred Stock (or Common Stock issued upon conversion thereof), then such Holder shall be entitled to designate one (1) member to the Company's Board of Directors. If a Holder of the Series A Preferred Stock (or Common Stock issued upon conversion thereof) holds less than 67 percent but more than 33 percent of the Series A Preferred Stock (or Common Stock issued in conversion thereof), then such Holder shall be entitled (along with Parent) to propose additional members of the Company's Board of Directors, one (1) of which proposed members shall be appointed to the Company's Board of Directors by mutual agreement between the Parent and such Holder. If a Holder holds 33 percent or less of the Series A Preferred Stock (or Common Stock issued on conversion thereof), such Holder shall have no right to designate any member of the Company's Board of Directors. The holders of the Company's Common Stock shall be entitled to elect all members of the Board of Directors not designated pursuant to the above. Additionally, any person entitled to designate a member of the Board of Directors of the Company pursuant to the foregoing also shall be entitled, exclusively and in such person's sole discretion, to designate such member for removal from the Board of Directors. Each of the Principal Stockholders agrees that it will vote shares of Series A Preferred Stock and Common Stock held by it in favor of the foregoing. This paragraph (a) is subject in its entirety to
Section 5.3(d) below.
--------------

(b) Each of the members of the Company's Board of Directors shall serve a one-year term or until his successor is elected (in accordance with Section 5.3(a)
                                                                --------------
above) and has qualified.

(c) The makeup of the Board of Directors immediately following the Closing under the Purchase Agreement shall be Jerry R. Welch, David Schwab, Robert Simon, Richard Kayne,

Fred Kayne and the Chief Executive Officer of the Company, of which David Schwab and Robert Simon have been nominated solely by the Sierra Group, as holder of more than 67 percent of the Series A Preferred Stock.

(d)  The rights and obligations under Section 5.3(a) shall be nontransferrable
                                      --------------
by Stockholder and shall automatically terminate as to both parties upon the effectiveness of the Company's initial public offering.

5.4          Termination of Covenants.  The covenants set forth in this
Section 5 shall terminate and be of no further force and effect after the
---------
consummation of the Company's first firm commitment underwritten public offering registered under the Securities Act.

6.  MISCELLANEOUS.

6.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware (except choice of law provisions thereof).

6.2 Arbitration. The parties hereto agree that any dispute or controversy arising out of or relating to any interpretation, construction, performance or breach of this Agreement (other than disputes involving confidentiality or infringement of intellectual property rights) shall be settled by arbitration to be held in Los Angeles County, California, in accordance with the rules then in effect of the American Arbitration Association. The arbitrator, who shall be mutually agreed upon by the parties hereto, may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgement may be entered on the arbitrator's decision in any court of competent jurisdiction. The non-prevailing party shall pay the costs and expenses of such arbitration, and each party hereto shall separately pay its respective counsel fees and expenses.

6.3 Successors and Assigns. Except as otherwise expressly provided herein, this Agreement, nor the provisions hereof, shall be assignable by the parties hereto. To the extent assignable as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6.4          Entire Agreement; Amendment; Waiver.  Except as set forth in
Section 2.1(f), this Agreement (including the Exhibits and Schedules hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of at least seventy-five percent (75%) of the Securities, and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

6.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or nationally recognized courier addressed (a) if to the Sierra Group (or any member thereof), to the address set forth below, (b) if to a Holder other than the Sierra Group (or a member thereof), at such address or facsimile number as such holder or permitted assignee shall have furnished to the Company in writing, or (c) if to the Company, at the following address:

     If to the Sierra Group:


          Sierra Ventures
          3000 Sand Hill Road
          Building 4, #210
          Menlo Park, CA  94025
          Attn: Robert J. Simon
          Facsimile:  (650) 854-5593

          with a copy to:

          Jeff Higgins, Esq.
          Gunderson Dettmer
          155 Constitution Drive
          Menlo Park, CA  94025
          Facsimile:  (650) 321-2800

     If to Palomar:

            Palomar Ventures
            2190 Palomar Airport Road
            Carlsbad, CA  92009
            Attn: Jim Gauer
            Facsimile:  (310) 656-4150

     If to the Company or Parent:

          RightStart.com Inc. or The Right Start, Inc.

          Each at the following address:


          5388 Sterling Center Drive - Unit C
          Westlake Village, CA 91361
          Attn:  President
          Telecopy: (818) 707-7132

          with a copy to:

          Kenneth J. Baronsky, Esq.
          Milbank, Tweed, Hadley & McCloy LLP
          601 So. Figueroa Street, 30th Floor
          Los Angeles, California  90017
          Telecopy:  (213) 629-5063

     All such notices and other written communications shall be effective on the date of mailing, confirmed facsimile transfer or delivery.

6.6 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

6.7 Rights; Separability. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders.

6.8 Information Confidential. Each Holder acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of fights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

6.9 Headings. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

6.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                                                                    Exhibit 10.2

     IN WITNESS WHEREOF, the parties hereto have executed this Investors' Rights Agreement effective as of the day and year first above written.

                              RIGHTSTART.COM INC.



                              By:____________________________
                                  Jerry R. Welch
                                  President


                              THE RIGHT START, INC.


                              By:____________________________
                                  Gina M. Engelhard
                                  Chief Financial Officer and Secretary


                              SIERRA VENTURES VII, L.P.


                              By:___________________________,
                                  its general partner


                              By:___________________________,
                                  Name:
                                  Title:

                              SIERRA VENTURES ASSOCIATES VII, L.L.C.


                              By:_____________________________________,
                                  Managing Member



                                 _____________________________________
                                  Robert Simon



                                 _____________________________________
                                  Ajit Shah

                              PALOMAR VENTURES I, L.P., a Delaware limited partnership:


                              By:_____________________________________
                                  Name:  Jim Gauer
                                  Its:  General Partner


                              Address:   Palomar Ventures I, L.P.
                                         100 Wilshire Boulevard, Suite 400
                                         Santa Monica, CA 90401


                              Facsimile: (310) 656-4150